UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2022 (February 17, 2021)

Tishman Speyer Innovation Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40056	85-3869337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rockefeller Center 45 Rockefeller Plaza New York, New York 10111 Telephone: (212) 715-0300
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 715-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	TSIBU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	TSIB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	TSIBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Tishman Speyer Innovation Corp. II (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to restate the Company’s audited balance sheet as of February 17, 2021 that had originally been filed with the U.S. Securities and Exchange Commission (“SEC”) on Form 8-K (the “Original Form 8-K”) on February 23, 2021. The audited balance sheet is being restated to reflect the classification of all of the Company’s shares of Class A common stock (the “public shares”) as temporary equity in accordance with Accounting Standards Codification (“ASC”) 480-10-S99. The Company had historically classified a portion of the public shares as permanent equity to maintain stockholders’ equity in excess of $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. The restatement also reflects the classification of the Company’s public and private warrants (the “warrants”) issued in connection with the Company’s initial public offering as derivative liabilities in accordance with ASC 815-40. The Company had historically classified its warrants as equity instruments. As previously disclosed, in accordance with ASC 815, the warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (February 17, 2021) and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statement of operations in the period of change.

As previously disclosed, on December 16, 2021, the Company’s management and the Company’s audit committee concluded that (i) the Company’s previously issued audited balance sheet as of February 17, 2021, which was included in the Original Form 8-K, (ii) the Company’s previously issued unaudited condensed financial statements as of and for the three months ended March 31, 2021, which were included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 25, 2021, (iii) the Company’s previously issued unaudited condensed financial statements as of and for the three and six months ended June 30, 2021, which were included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 12, 2021, and (iv) Note 2 to the Company’s previously issued unaudited condensed financial statements as of and for the three and nine months ended September 30, 2021, which were included in the Company’s Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 1, 2021 (the “Original Form 10-Q”), respectively, should no longer be relied upon due to the classification errors described above. The Company restated these previously issued financial statements (other than the Company’s audited balance sheet as of February 17, 2021) in an amendment to the Original Form 10-Q, filed with the SEC on December 20, 2021.

This Amendment does not amend, update or change any other disclosures in the Original Form 8-K other than to reflect the restatement of the Company’s audited balance sheet as of February 17, 2021. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original Form 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to the Company after the date of the Original Form 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

The Company’s restated audited balance sheet as of February 17, 2021 is included as Exhibit 99.1 to this Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of February 17, 2021 (restated).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TISHMAN SPEYER INNOVATION CORP. II

By:	/s/ Paul A. Galiano
Name:	Paul A. Galiano
Title:	Chief Operating Officer, Chief Financial Officer and Director

Date: January 18, 2022